SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2005
                                                         -----------------


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)



           CALIFORNIA                   0-10652               94-2751350
  ----------------------------       -------------      ----------------------
  (State or other jurisdiction       (File Number)         (I.R.S. Employer
        of incorporation)                               identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
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              (Registrant's telephone number, including area code)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

         Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Executive Vice President/Chief Administrative Officer Jack R. Richter has retired, effective December 31, 2005. Mr. Richter has served as the principal operating officer of North Valley Bancorp since October 1999. Prior to that, and since joining the company on April 14, 1998, he served as Chief Credit Officer. On December 31, 2005, North Valley Bancorp entered into a Salary Continuation Plan (effective as of January 1, 2005) with Mr. Richter, amending and restating the Salary Continuation Agreement executed between North Valley Bank and Mr. Richter in October 2001. Under the terms of the Salary Continuation Plan, North Valley Bancorp will pay Mr. Richter a retirement benefit of $7,882 each month for 180 months commencing on February 1, 2006. A copy of the Salary Continuation Plan is filed as an exhibit to this report and is incorporated herein by this reference.

         As previously reported in the North Valley Bancorp Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, filed with the Commission on November 9, 2005, Executive Vice President Scott Louis has been appointed to the position of Chief Operating Officer (principal operating officer) for North Valley Bancorp and its subsidiary banks, North Valley Bank and NVB Business Bank. The appointment has been made effective as of December 31, 2005. Pursuant to his Employment Agreement with North Valley Bancorp, Mr. Louis will be paid an annual salary of $120,000 and will receive the following additional benefits: automobile expense allowance of $500 per month; eligibility to be paid incentive compensation; eligibility to participate in the Executive Deferred Compensation Plan and the Salary Continuation Plan; and other ordinary and group benefits offered by the company. A copy of the form of Employment Agreement entered into between North Valley Bancorp and Mr. Louis was filed as an exhibit to the Form 10-Q for the quarterly period ending September 30, 2005, as Exhibit 99.91, and is incorporated herein by this reference. Scott Louis served as Senior Vice President of North Valley Bancorp from April 2005. Previously, he was a First Vice President with Farmers and Merchants Bank, Lodi, California, in the Retail Banking Division (since June 2003), and prior to that Mr. Louis was an Investment Representative with Edward Jones Investments in Houston, Texas (since March 2001). Mr. Louis began his financial services career with Bank of America in 1971, progressing to the position of Regional Vice President, Retail Bank Division, based in Houston, Texas.



         Item 9.01:    Financial Statements and Exhibits

                (c)    Exhibits

         99.102        North Valley Bancorp Salary Continuation Plan with Jack
                       R. Richter, dated December 31, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ LEO J. GRAHAM
                                           -------------------------------------
                                           Leo J. Graham
Dated:   January 6, 2006                   General Counsel / Corporate Secretary

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